UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 27, 2019

GTT COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Tysons One Place

Suite 1450

McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.0001 per share	GTT	New York Stock Exchange

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 27, 2019, GTT Communications, Inc. (the “Company”) entered into Amendment No. 2 to the Investor Rights Agreement, dated May 31, 2018, by and among the Company, The Spruce House Partnership LP (“Spruce House”) and Acacia Partners, L.P. and certain of its affiliated funds (such amendment, “Amendment No. 2”). Amendment No. 2 increases the maximum number of the Company’s equity securities that can be acquired by Spruce House and its controlled affiliates from 25% to 30% of the Company’s total voting power. Amendment No. 2 also removes the Company’s obligation to file a shelf registration statement covering the shares held by Spruce House by a date certain, and replaces it with an obligation to file a shelf registration only promptly after receiving a request from Spruce House for such a shelf registration statement.

In addition, on November 27, 2019 the Company granted consent (the “Consent Letter”) to the acquisition by Spruce House and its controlled affiliates of equity securities in the Company, at any time and from time to time, so long as the total beneficial ownership of Spruce House and its controlled affiliates in such equity securities, after giving effect to such acquisitions, would not exceed 30% of the Company’s total voting power at such time. In addition, the Consent Letter provides that from the date of the letter and continuing until the receipt of the approval (or confirmation that no approval is required) from the Republic of Austria Federal Ministry for Digital and Economic Affairs (Bundesministerium Digitalisierung und Wirtschaftsstandort) and from the state public utility commission for the Commonwealth of Virginia required in order for Spruce House to acquire common stock representing 25% or more of Company’s total voting power, in any vote or action by written consent of the stockholders of the Company (including, without limitation, with respect to the election of directors), Spruce House shall, and shall cause its controlled affiliates to, vote or execute a written consent with respect to the Voting-Restricted Shares held by Spruce House and its controlled affiliates in accordance with the recommendation of the Company’s Board or, if the Company’s Board does not make a recommendation with respect to a particular matter, in proportion to the votes cast by the holders of the Company’s common stock other than Spruce House and its controlled affiliates. Spruce House also granted a related proxy to the Company. For purposes of the Consent Letter, “Voting-Restricted Shares” means all shares of Company’s common stock beneficially owned by Spruce House and its controlled affiliates (and with respect to which such entities have voting rights) in excess of 24.99% of the Company’s total voting power.

The foregoing description of the Amendment No. 2 and the Consent Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment No. 2 and the Consent Letter, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Amendment No. 2, dated November 27, 2019 to the Investor Rights Agreement, dated May 31, 2018, by and among GTT Communications, Inc., The Spruce House Partnership LP and Acacia Partners, L.P. and certain of its affiliated funds.
10.2	Letter Agreement, dated November 27, 2019 between the Company and The Spruce House Partnership LP.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

[signature page follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTT COMMUNICATIONS, INC.

Dated: November 27, 2019	By:	/s/ Chris McKee
Chris McKee
General Counsel and Secretary

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